UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STRYVE FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[PRELIMINARY PROXY. SUBJECT TO COMPLETION]

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

The 2023 Annual Meeting of Stockholders of Stryve Foods, Inc. (the “Annual Meeting”) will be held virtually on Friday, June 9, 2023 at 10:00 AM, Central Time. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Annual Meeting. At the meeting, the holders of outstanding common stock will act on the following matters:

(1)

the election of Mauricio Orellana, B. Luke Weil, and Gregory S. Christenson, the three nominees named in the attached proxy statement, as Class II Directors to serve terms expiring at the annual meeting of stockholders to be held in 2026 and, in each instance, until their successors have been elected and qualified;

(2)	the ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for fiscal year 2023;

(3)

the approval of the proposal to authorize the Company’s board of directors, in its discretion but in no event later than July 31, 2023 (in advance of the expiration of the second 180 calendar day period the Company has been afforded by The Nasdaq Stock Market LLC to regain compliance with the $1.00 minimum bid price continued listing requirement), to amend the Company’s First Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A and Class V common stock, at a ratio in the range of 1-for-3 to 1-for-30, such ratio to be determined by the board of directors and included in a public announcement (the “Reverse Stock Split Proposal”);

(4)

the approval of the Company’s First Amended and Restated Omnibus Incentive Plan, or Incentive Plan, which, if approved, amends and restates the Company’s 2021 Omnibus Incentive Plan to increase the number of shares for issuance by [    ] million; and

(5)	the transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 13, 2023 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.

We hope you will be able to attend the meeting virtually, but in any event, we would appreciate your submitting your proxy as promptly as possible. You may vote by telephone or the internet as instructed in the accompanying proxy. If you received a copy of the proxy card by mail, you may also submit your vote by mail. We encourage you to vote by telephone or the internet. These methods are convenient and save the Company significant postage and processing charges.

By Order of the Board of Directors,

/s/ Ted Casey
Ted Casey Chairman of the Board

Dated: May 1, 2023

i

STRYVE FOODS, INC.

5801 Tennyson Parkway, Suite 275

Plano, TX 75024

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2023

PROXY STATEMENT

The Board of Directors (the “Board”) of Stryve Foods, Inc. (the “Company,” “we,” “us,” “our,” and “ours”) is soliciting proxies from its stockholders to be used at the 2023 Annual Meeting of Stockholders to be held virtually on June 9, 2023 at 10:00 AM, Central Time. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Annual Meeting. This proxy statement contains information related to the Annual Meeting.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock on April 13, 2023 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting virtually. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

This proxy statement includes information related to the proposals to be voted on at the Annual Meeting, the voting process, our Board, the compensation of directors and executive officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?

Holders of shares of our Class A and Class V common stock vote together as a single class on all matters submitted to stockholders. Holders of Class A and Class V common stock as of the close of business on the record date, April 13, 2023, will receive notice of, and be eligible to vote at, the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the record date, we had outstanding and entitled to vote 26,056,428 shares of Class A common stock and 6,145,995 shares of Class V common stock, for a total of 32,202,423 shares of common stock as of the record date.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting virtually?

You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, virtually or by proxy, of the holders of a majority of all the outstanding shares of common stock representing a majority of the voting power of all outstanding shares constitutes a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote if I am a stockholder of record?

If you are a stockholder of record (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote via a virtual meeting or by proxy, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/SNAX. There is no physical location for the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting virtually so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting virtually, you may vote at the meeting and your proxy will not be counted. Our Board has designated R. Alex Hawkins and Will Pugh or their respective designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.

Voting by Telephone or Internet. If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. EDT on June 8, 2023. Please see the proxy card for instructions on how to vote by telephone or internet.

Voting by Proxy Card. Each stockholder electing to receive stockholder materials by mail may vote by proxy using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

How do I vote if I hold my shares in “street name”?

If you hold your shares in “street name,” we have supplied copies of our proxy materials for the Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. You must either direct the broker, trust, bank or other nominee as to how to vote your shares, or obtain a proxy from the bank, broker or other nominee to vote at the meeting. Please refer to the voter instruction cards used by your broker, trust, bank or other nominee for specific instructions on methods of voting, including by telephone or using the internet. You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/SNAX.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again by telephone or over the internet or by attending the Annual Meeting virtually and voting. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trust, bank or other nominee or, if you have obtained a legal proxy from your broker, trust, bank or other nominee giving you the right to vote your shares, by attending the meeting virtually and voting. In either case, the powers of the proxy holders will be suspended if you attend the meeting virtually and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How is the Company soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

What vote is required to approve each item?

Directors are elected by plurality vote and there is no cumulative voting. Accordingly, the director nominees receiving the highest vote totals of the eligible shares of our common stock that are present, virtually or by proxy, and entitled to vote at the meeting will be elected as our directors. The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s Class A and Class V common stock as of the record date for the Annual Meeting is required for approval of the amendment of the Company’s First Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split. The amendment to our Omnibus Incentive Plan and the ratification of the appointment of Marcum LLP requires a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

How are votes counted?

With regard to the election of directors, you may vote “FOR” or “WITHHOLD,” and votes that are withheld will be excluded entirely from the vote and will have no effect. For the other proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention is not considered a vote “cast” and therefore will not impact any of the proposals other than the Reverse Stock Split Proposal (for which an abstention has the effect of a negative vote). For the director election proposal, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

If you hold your shares in “street name,” we have supplied copies of our proxy materials for our Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, trust, bank or other nominee that has not received voting instructions from you may not vote on any proposal other than the appointment of Marcum LLP and the Reverse Stock Split Proposal. These proposals are considered “routine” matters and there will be no broker non-votes. With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or the SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

For other matters, these so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of Marcum LLP as our independent auditor without receiving voting instructions from you.

Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

The Board and management do not intend to present any matters at this time at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement, proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Annual Meeting and release the final results in a Form 8-K within four business days following the Annual Meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company as of April 13, 2023 by:

•	each person known to be the beneficial owner of more than 5% of the shares of the Company’s Class A common stock;

•	each of the Company’s named executive officers and directors; and

•	all current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The information below is based on an aggregate of 26,056,428 shares of Class A Common Stock and 6,145,995 shares of Class V Common Stock issued and outstanding as of April 13, 2023.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Shares of Class A Common Stock		% of Class A Common Stock	Holdings Class B/V Units(2)	% of Total Voting Power(3)
Directors and Named Executive Officers:
Christopher Boever	1,921,171	(4)	7.6%	—	6.1%
R. Alex Hawkins	57,500	(4)(5)	*	121,718	*
Ted Casey	703,623	(4)(6)	2.8%	1,491,314	7.0%
Kevin Vivian	38,150		*	87,181	*
B. Luke Weil	985,474	(7)	3.9%	—	3.1%
Mauricio Orellana	123,179	(8)	*	—	*
Robert “Bo” D. Ramsey III	83,284		*	—	*
Gregory S. Christenson	148,253	(9)	*	—	*
Chris Whitehair	—		*	—	*
All Directors and Executive Officers as a Group (nine persons):	4,060,634		16.0%	1,700,213	18.3%

Greater than Five Percent Holders:
None

*	less than one percent.
(1)

Unless otherwise noted, the principal business address of all the individuals listed under “Directors and Named Executive Officers” in the table above is c/o 5801 Tennyson Pkwy, Suite 275, Plano, TX 75024.

(2)

Holders of Class A Common Stock are entitled to one vote for each share of Class A common stock held by them. Subject to the terms of an exchange agreement, a set of one Class B Unit and one share of Class V common stock is exchangeable for one share of Class A common stock.

(3)

Represents percentage of voting power of the holders of Class A common stock and Class V common stock of the Company voting together as a single class. Class V common stock votes together with Class A common stock on all matters.

(4)	Ownership of Class A common stock excludes the following shares of restricted Class A common stock awarded under the Stryve Foods, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”):

Name	Excludes

Christopher Boever	500,000 shares subject to vesting and 950,000 performance based grants.

R. Alex Hawkins	125,000 shares subject to vesting.

Ted Casey	112,500 shares subject to vesting.

(5)	Includes 1,000 Warrants to purchase shares of Class A common stock.
(6)

Includes 388,306 shares of Class A common stock held by various family trusts. Thomas Farrell Casey is the trustee and control person of, with voting and dispositive power over the securities held by, such trusts. Ted Casey disclaims beneficial ownership of the shares of Class A common stock owned by the trusts except to the extent of his pecuniary interest therein.

(7)

Includes 72,955 Warrants to purchase shares of Class A common stock. In addition, includes 75,000 shares of Class A common stock owned by Andina Equity LLC of which Mr. Weil is the managing member and 237,500 shares of Class A common stock owned by LWEH3 LLC which Mr. Weil controls. B. Luke Weil disclaims beneficial ownership of the securities held by Andina Equity LLC and LWEH3 LLC except to the extent of his pecuniary interest therein.

(8)	Includes 4,999 Warrants to purchase shares of Class A common stock.
(9)	Includes 15,000 held indirectly through trusts.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

We maintain a staggered Board divided into three classes. Each director generally serves for a term ending on the date of the third annual stockholders’ meeting following the annual stockholders’ meeting at which such director’s class was most recently elected and until his or her successor is duly elected and qualified. The number of authorized directors as of the date of this proxy statement is eight.

Currently, there are three directors in Class I (Kevin Vivian, Robert Ramsey and Chris Whitehair), three directors in Class II (Mauricio Orellana, B. Luke Weil, and Gregory S. Christenson) and two directors in Class III (Ted Casey and Christopher Boever). At the Annual Meeting, the term of our Class II directors, Mauricio Orellana, B. Luke Weil, and Gregory S. Christenson, will expire. At the Annual Meeting, our stockholders will vote to elect Mauricio Orellana, B. Luke Weil, and Gregory S. Christenson as Class II directors to serve until our 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Information about each of our directors and director nominees is set forth below. Each director nominee is currently serving as a director.

The individuals named as proxy voters in the accompanying proxy, or their substitutes, will vote for the Board’s nominees with respect to all proxies we receive unless instructions to the contrary are provided. If any nominee becomes unavailable for any reason, the votes will be cast for a substitute nominee designated by our Board. Our directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

The following sets forth certain information, as of April 26, 2023, about each of the Board’s nominees for election at the Annual Meeting and each of our directors whose term will continue after our Annual Meeting.

Nominees for Election at the Annual Meeting

Class II Directors — Terms Expiring 2023 (2026 if re-elected)

Mauricio Orellana (Age 58) has served as a member of the Board since November 2018 and previously served as Andina’s Chief Operating Officer from September 2016 until the consummation of the Business Combination. Since 2013, Mr. Orellana has served as a financial consultant to companies in Latin America in the media, infrastructure and services sectors. From August 2015 to March 2018, Mr. Orellana served as Chief Financial Officer and a member of the board of directors of Andina Acquisition Corp. II (“Andina II”). From 2005 to 2013, Mr. Orellana was a Managing Director at Stephens Inc., a private investment banking firm. From 2000 to 2005, Mr. Orellana was a Vice President and Managing Director at Cori Capital Partners, L.P., a financial services firm. Prior to this, he served as Investment Officer for Emerging Markets Partnership and Inter-American Investment Corporation, each private investment firms. Mr. Orellana received a degree in electrical engineering from the Universidad Central de Venezuela and an M.B.A. from the Instituto de Education Superior de Administracion. We believe that Mr. Orellana is well-qualified to serve as a member of the Board due to his contacts and prior experience with Andina II.

B. Luke Weil (Age 43) served as Andina’s Executive Chairman from July 2020 until the consummation of the Business Combination and has continued to serve as a member of the Board after the consummation of the Business Combination. In October 2014, he founded the Long Island Marine Purification Initiative, a non-profit foundation established to improve the water quality on Long Island, New York, and has served as its Chairman since such time. In November 2012, he also co-founded Rios Nete, a medical clinic in the upper Amazon region of Peru. Mr. Weil served as Chief Executive Officer of Andina II from its inception in July 2015 until August 2015, served as a member of its Board of Directors from its inception until its business combination with Lazy Days’ R.V. Center, Inc. (including as Non-Executive Chairman of the Board from February 2016 until the business combination) and has served as a director of the newly formed public company, Lazydays Holdings, Inc., since the business combination. From 2008 to 2013, Mr. Weil was Vice President, International Business Development — Latin America for Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From January 2013 until its merger in December 2013, Mr. Weil served as Chief Executive Officer of Andina Acquisition Corp. I (“Andina I”) and previously served as a member of its board from September 2011 until March 2012. From January 2004 to January 2006, Mr. Weil served as an associate of Business Strategies & Insight, a public affairs and business consulting firm. From June 2002 to December 2004, Mr. Weil served as an analyst at Bear Stearns. Mr. Weil received a B.A. from Brown University and an M.B.A. from Columbia Business School. We believe that Mr. Weil is well-qualified to serve as a member of the Board due to his contacts and prior experience with Andina I and Andina II.

Gregory S. Christenson (Age 55) has served as a member of the Board since October 2021. Mr. Christenson is the Chief Financial Officer of Champion Petfoods and has served there since July 2019, where he leads finance, accounting, tax, legal, treasury, and strategy as well as corporate development. He joined Champion Petfoods from Amplify Snack Brands, Inc. (which was purchased by Hershey in 2018). At Amplify, Mr. Christenson served as the Chief Financial Officer and Executive Vice President, with responsibility for all public company financial and accounting aspects. Prior to his time at Amplify, he served as Chief Financial Officer of The WhiteWave Foods Company (which was purchased by Danone in 2017), as well as the Chief Financial Officer, America Foods and Beverages and Senior Vice President of WhiteWave. While at WhiteWave, he was integral in driving sustained growth in the business, including the acquisition and integration of six companies, selling the company to Danone, generating continued profit improvements, and leading the development and strengthening of its finance, accounting and IT functions. Prior to joining WhiteWave, Mr. Christenson was Chief Financial Officer and Vice President of Oberto Brands from 2011 to June 2013 and was responsible for the finance, accounting, IT, procurement and risk management functions. Before that he spent 14 years at Kraft Foods, Inc. in several financial leadership roles of expanding responsibility across several business units and functions, as well as a number of corporate roles. He spent the first seven years of his career in public accounting, mostly at KPMG. Mr. Christenson holds a Master of Business Administration in Finance from Northeastern University and Bachelor of Science in Accounting from Providence College. We believe Mr. Christenson is qualified to serve on the Company’s Board due to his years of experience as a CFO.

RECOMMENDATION OF THE BOARD:

The Board of Directors recommends a vote FOR each of the above director nominees.

Directors Continuing in Office

Class III Directors — Terms Expiring 2024

Ted Casey (Age 53). Since the consummation of the Business Combination, Ted Casey has served as the Chairman of the Company’s Board. Mr. Casey was a co-founder of Stryve and served as the Chairman of its board. Mr. Casey founded and served as the CEO of Dymatize from 1993 to 2014 until its sale to Post Holdings in 2014. Mr. Casey has served as the CEO and Founder of DryBev Inc., a manufacturer of branded and private label nutritional supplements, since July 2011. Mr. Casey holds a BA from Tulane University. We believe Mr. Casey is qualified to serve on the Company’s Board due to his in-depth experience as a founder of Stryve and his prior experience founding and working with other vertically-integrated nutrition companies.

Christopher Boever (Age 54). In May 2022, Christopher Boever was appointed Chief Executive Officer and a Director of the Company. Prior to Stryve, Mr. Boever served as the Executive Vice President and Chief Commercial Officer of The Hain Celestial Group, Inc. from February 2020 until May 2022, and previously served as its Executive Vice President and Chief Customer Officer from January 2019 to February 2020. From 2011 to January 2018, Mr. Boever was Executive Vice President, Chief Customer Officer and President of Foodservice of Pinnacle Foods Inc. Prior to Pinnacle Foods, Inc, Mr. Boever served in roles of increasing responsibility in strategic planning, operations management and sales at ConAgra Brands, Inc. from 2007 to 2011 and at Hormel Foods Corporation from 1991 to 2007. Mr. Boever received a bachelor’s degree in Marketing from the University of Wisconsin – Whitewater along with continuing education programs at University of Southern California, Stanford University and the University of Minnesota. He currently sits on the Board of Directors for Snack it Forward and the Food Marketing Institute. We believe Mr. Boever is qualified to serve on the Company’s Board due to his years of experience as an executive in the consumer packaged foods industry.

Class I Directors — Terms Expiring 2025

Kevin Vivian (Age 64). Since the consummation of the business combination (the “Business Combination”) between Andina Acquisition Corp. III (“Andina”) and Stryve Foods, LLC (“Stryve”), Kevin Vivian has served as a member of the Company’s Board. Mr. Vivian served as a manager of Stryve from April 2018 until the Business Combination. Prior to such time, Mr. Vivian worked for 32 years for Pepsi Co., retiring in May 2018 after serving as its Senior Vice President of National Sales since January 2012 and the Division Vice President for Frito Lay from January 2002 through January 2012. Mr. Vivian has a BBA from Western Michigan. We believe Mr. Vivian is qualified to serve on the Company’s Board due to his years of experience as an executive in the consumer snacking industry.

Robert “Bo” D. Ramsey III (Age 42). Since the consummation of the Business Combination, Mr. Ramsey has served as a member of the Company’s Board. Mr. Ramsey served as a director of Stryve since April 2019. Mr. Ramsey has served as the Chief Investment Officer for Oxford Financial Group, Ltd. since February 2021 and also serves as the firm’s Co-Managing Partner. Prior to joining Oxford, he served as Co-Chief Investment Officer at Pendyne Capital, LLC from February 2020 through February 2021, where he managed alternative investment portfolios, after having worked there since October 2017. Prior to his time at Pendyne Capital, Mr. Ramsey was Deputy Chief Investment Officer at Indiana Public Retirement System from July 2016 through October 2017 after having worked there since April 2012. Mr. Ramsey received his Bachelor of Science and his MBA from Indiana University Kelley School of Business. He received his J.D. from Indiana University McKinney School of Law, where he graduated cum laude. He is a Chartered Financial Analyst and a Chartered Alternative Investment Analyst. Mr. Ramsey is a Board Member and Investment Committee Member of the Indianapolis Symphony Orchestra Foundation, an Advisory Board Member of Pacenote Capital, LLC and a Board Member of Top Echelon Software, Polywood, LLC, Innovative Displayworks, Inc., and Tile Redi, LLC. We believe Mr. Ramsey is qualified to serve on the Company’s Board due to his extensive experience as an investment manager.

Chris Whitehair (Age 57) has served as a member of the Board since November 2022. Mr. Whitehair currently serves as Senior Vice President of Supply Chain and Operations for SunOpta. Mr. Whitehair was previously Senior Vice President of Operations since joining SunOpta in April 2017. Prior to his role at SunOpta, Mr. Whitehair was Senior Vice President of Operations at Treehouse Foods since 2015. Before joining Treehouse Foods, Mr. Whitehair was employed by Conagra Foods as Vice President of Operations and Supply Chain for Private Brands from 2012 to 2015 and Vice President of Operations for Snacks and International from 2005 to 2012. Mr. Whitehair also served in various leadership positions of increasing responsibilities with Quaker Oats and General Mills from 1988 to 1999. Mr. Whitehair earned a B.S. in Milling Science from Kansas State University. We believe Mr. Whitehair is qualified to serve on the Company’s Board due to his years of experience as an executive in the consumer packaged foods industry

PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023

The audit committee has appointed Marcum LLP as our independent registered certified public accounting firm for fiscal year 2023 and has further directed that the selection of Marcum LLP be submitted to a vote of stockholders at the annual meeting for ratification.

In selecting Marcum LLP to be our independent registered public accounting firm for 2023, our audit committee considered the results from its review of Marcum LLP’s independence, including (i) all relationships between Marcum LLP and our Company and any disclosed relationships or services that may impact Marcum LLP’s objectivity and independence; (ii) Marcum LLP’s performance and qualification as an independent registered public accounting firm; and (iii) the fact that the Marcum LLP engagement audit partner is rotated on a regular basis as required by applicable laws and regulations.

Our audit committee charter does not require that our stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance practice. If our stockholders do not ratify the selection, our audit committee may reconsider whether to retain Marcum LLP, but still may retain the firm. Even if the selection is ratified, our audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Representatives of Marcum LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for the fiscal year 2023. If the appointment is not ratified, our audit committee will consider whether it should select another independent registered certified public accounting firm.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table provides information relating to the fees billed or reasonably expected to be billed to us by Marcum LLP for the years ended December 31, 2022 and 2021:

	2022	2021
Audit fees (1)	$280,265	$329,585
Audit-related fees (2)	$35,695	$109,766
Tax fees	$—	$—
All other fees	$—	$—

(1)

Audit fees consists of fees for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and review of our condensed financial information included in our quarterly filings on Form 10-Q, including all services required to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)	Audit-related fees include fees billed for services related to registration statements and filings with the SEC.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The audit committee, in accordance with its charter, must pre-approve all non-audit services provided by our independent registered public accountants. The audit committee generally pre-approves specified services in the defined categories of audit services, audit related services and tax services up to specified amounts. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accountants or on an individual, explicit case-by-case basis before the independent auditor is engaged to provide each service.

PROPOSAL NO. 3

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

We are seeking stockholder approval to grant the Board discretionary authority to amend Article IV Section 4.1 of our First Amended and Restated Certificate of Incorporation (such amendment as shown in Appendix A) to effect a reverse stock split of our issued and outstanding shares of Class A and Class V common stock, par value $0.0001 per share, such split to combine a number of outstanding shares of common stock at a ratio of not less than three (3) shares and not more than thirty (30) shares, into one (1) share of common stock at any time prior to July 31, 2023, or the Reverse Stock Split Proposal.

The amendment will not change the number of authorized shares of Class A common stock, the terms of our common stock or the relative voting power of our stockholders. Because the number of authorized shares of Class A will not be reduced, the number of authorized but unissued shares of our Class A common stock will materially increase and will be available for reissuance by the Company. In light of the limited purpose of the Class V common stock, the amendment will also reduce the number of authorized shares of Class V common stock from 200 million to 15 million (and will correspondingly reduce the total authorized shares by such amount). The Reverse Stock Split, if effected, would affect all of our holders of common stock uniformly.

The Board unanimously approved, and recommended seeking stockholder approval of this Reverse Stock Split Proposal, on April 20, 2023.

Even if the stockholders approve the Reverse Stock Split, we reserve the right not to effect the Reverse Stock Split Proposal if the Board does not deem it to be in the best interests of our stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our stockholders. If this Reverse Stock Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reverse Stock Split. If the Reverse Stock Split is not implemented by the Board before July 31, 2023, the Reverse Stock Split Proposal will be deemed abandoned, without any further effect. In that case, the Board may again seek stockholder approval at a future date for a Reverse Stock Split if it deems a Reverse Stock Split to be advisable at that time.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Class A common stock, the receipt of a delisting notice from The Nasdaq Stock Market LLC, or NASDAQ, and the likely effect of such results on the market price of our Class A common stock.

The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results. See “Certain Risks Associated with a Reverse Stock Split”. However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Certain of our officers and directors have an interest in this Reverse Stock Split as a result of their ownership of shares of stock of the Company, as discussed in further detail in the section entitled “Principal Stockholders” set forth above.

Reasons for the Reverse Stock Split

The primary purpose for effecting the Reverse Stock Split, should the Board choose to effect one, would be to increase the per share trading price of our Class A common stock. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to:

•	Meet certain listing requirements and maintain our listing on Nasdaq;

•	Appeal to a broader range of investors to generate greater investor interest in the Company; and

•	Improve the perception of our common stock as an investment security.

NASDAQ Listing Requirements

The last reported sale price of our Class A common stock on NASDAQ reported on April 17, 2023 was $0.51 per share. On August 4, 2022, we received a delisting notice from the NASDAQ for failure to comply with the minimum closing bid price requirement of $1.00 per share of Class A common stock pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). A delisting of our Class A common stock is likely to reduce the liquidity of our common stock and may inhibit or preclude our ability to effect strategic acquisitions, raise additional financing and may also materially and adversely impact our credit terms with our vendors.

The quantitative listing standards of NASDAQ require, among other things, that listed companies maintain a minimum closing bid price of $1.00 per share. The average closing price of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 days following the receipt of the notice to regain compliance with the minimum share price requirement pursuant to Rule 5550(a)(2).

On February 1, 2023, the Company received written notification from NASDAQ, granting the Company’s request for a 180-day extension to regain compliance with Rule 5550(a)(2). The Company now has until July 31, 2023 to meet the requirement. If at any time prior to July 31, 2023, the bid price of the Company’s Class A common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance. If the Company does not regain compliance with Rule 5550(a)(2) during the additional 180-day extension, Nasdaq will provide written notification to the Company that its Class A common stock will be delisted. At that time, the Company may appeal the relevant delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. However, there can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the hearings panel, that such appeal would be successful.

If our stockholders do not approve the Reverse Stock Split Proposal, the Company may be delisted from NASDAQ due to our failure to maintain a minimum bid price for our Class A common stock of $1.00 per share as required by the NASDAQ. Reducing the number of our issued and outstanding shares of common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that, following the Reverse Stock Split, our minimum bid price would remain over the minimum bid price requirement of the NASDAQ.

The Board has considered the potential harm to the Company and its stockholders should our Class A common stock be delisted from the NASDAQ. Delisting our Class A common stock could adversely affect the liquidity of our common stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of the NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Class A common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our common stock.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower- priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Class A common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower- priced stocks. Giving the Board the ability to effect a Reverse Stock Split, and thereby increase the price of our Class A common stock, would give the Board the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Class A Common Stock as an Investment Security

We believe that our stock price is undervalued and does not truly reflect the value of our Company due to the lack of visibility. Our Board unanimously approved the discretionary authority to effect a Reverse Stock Split as one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security including in connection with potential acquisition transactions. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity. In addition, a low stock price may be perceived negatively by vendors, suppliers, and other business partners.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Class A common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The Reverse Stock Split will reduce the number of outstanding shares of our common stock without reducing the number of Class A shares of available but unissued, which will also have the effect of increasing the number of authorized but unissued Class A shares. The issuance of additional shares of our Class A common stock may have a dilutive effect on the ownership of existing stockholders. In light of the limited purpose of the Class V common stock, the amendment will also reduce the number of authorized shares of Class V common stock from 200 million to 15 million (and will correspondingly reduce the total authorized shares by such amount).

In deciding whether to recommend approval of the Reverse Stock Split to the Company’s stockholders, the Board also took into account potential negative factors associated with the Reverse Stock Split. These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined back to pre-split levels, the adverse effect on liquidity that might be caused by a reduced number of shares issued and outstanding, and the costs associated with implementing a reverse stock split.

Principal Effects of a Reverse Stock Split

If our stockholders approve this Reverse Stock Split Proposal and the Board elects to effect a Reverse Stock Split, our issued and outstanding shares of Class A and Class V common stock would decrease at a rate of approximately one share of common stock for every three (3) shares to thirty (30) shares of common stock currently outstanding depending on the amount of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all of our common stock, and the exchange ratio would be the same for all shares of common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our common stock, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. Common stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act. We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.

In addition to the change in the number of shares of common stock outstanding, a Reverse Stock Split would have the following effects:

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the Class A common stock under the NASDAQ listing standards noted above.

Increase in the Number of Shares of Class A Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Class A common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Company may also use authorized shares in connection with the financing of future mergers or acquisitions. In light of the limited purpose of the Class V common stock, the amendment will also reduce the number of authorized shares of Class V common stock from 200 million to 15 million (and will correspondingly reduce the total authorized shares by such amount).

The following table contains approximate information relating to our common stock, based on share information as of April 13, 2023, and not taking into account any adjustments related to fractional shares as further described below:

	Current		After Reverse Stock Split if 1:3 Ratio is Selected		After Reverse Stock Split if 1:30 Ratio is Selected
Authorized Class A common stock	400,000,000		400,000,000		400,000,000
Class A common stock issued and outstanding	[	]	[	]	[	]
Class A common stock authorized but unissued	[	]	[	]	[	]
Authorized Class V common stock	200,000,000		15,000,000		15,000,000
Class V common stock issued and outstanding	[	]	[	]	[	]
Class V common stock authorized but unissued	[	]	[	]	[	]

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, a reverse stock split without a reduction in the number of Class A shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized Class A shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our Class A common stock. If our Board authorizes the issuance of additional Class A shares subsequent to the Reverse Stock Split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

Required Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock - A Reverse Stock Split would effect a reduction in the number of shares of Class A common stock issuable upon the exercise or conversion of our outstanding stock options or warrants in proportion to the Reverse Stock Split ratio. Additionally, the exercise price of outstanding options or warrants would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan - In connection with any Reverse Stock Split, our Board would also make a corresponding reduction in the number of shares available with respect to shares available for grant granted under our equity incentive plans so as to avoid the effect of increasing the value of options and shares previously granted.

In addition, a Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Stock Split, if effected, will not change the number of authorized shares of Class A common stock but will increase the number of authorized Class A shares available for future issuance for corporate needs such as equity financing, mergers or acquisitions, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders. The Board believes the increase in available Class A shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities or to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of Class A common stock may enable the Company to better meet its future business needs.

We believe that the current amount of authorized Class A common stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of Class A common stock without further vote of the stockholders of the Company, except as provided under the Delaware General Corporation Law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

In light of the limited purpose of the Class V common stock, the amendment will also reduce the number of authorized shares of Class V common stock from 200 million to 15 million (and will correspondingly reduce the total authorized shares by such amount).

Procedure for Effecting Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above. If our Board believes that the Reverse Stock Split is in our best interests and the best interest of our stockholders, our Board will then implement the Reverse Stock Split.

Upon approval of the Reverse Stock Split, we would then file a certificate of amendment to our First Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware at such time as our Board determines is the appropriate effective time to effect the Reverse Stock Split. The certificate of amendment would add a new provision providing that holders of our common stock immediately prior to the filing of the amendment will receive one share of common stock for each number of shares as determined by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our stockholders, the issued shares of Class A and Class V common stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of common stock calculated in accordance with the Reverse Stock Split ratio of not less than one-for-five (1:3) or not more than one-for-thirty (1:30), as selected by our Board and set forth in the certificate of amendment.

For example, if a stockholder presently holds 100 shares of our common stock, he or she would hold 33 shares of common stock following a one-for-five reverse stock split, or 3 shares of common stock following a one-for-fifty Reverse Stock Split, in each case with an additional amount of cash in lieu of fractional shares as described below under “Fractional Shares.” Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders would be notified that the Reverse Stock Split had been effected.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Upon the Reverse Stock Split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records)

Registered holders of common stock who hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company, LLC, do not need to take any action to receive post-Reverse Stock Split shares. If a stockholder is entitled to post- Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares (including fractional shares) of common stock held following the Reverse Stock Split.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our Class A common stock on NASDAQ on the date on which the effective time of the Reverse Stock Split occurs. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of our Class A and Class V common stock would remain unchanged at $0.0001 per share, if a Reverse Stock Split is effected.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though a potential Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our stockholders.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to stockholders that hold shares of common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Code, the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof. All of these authorities may be subject to differing interpretations or repeal, revocation or modification, possibly with retroactive effect, which could materially alter the tax consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of common stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s common stock, you should consult your tax advisor regarding the tax consequences of the Reverse Stock Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service, or IRS, regarding the federal income tax consequences of the Reverse Stock Split and we cannot assure you that the IRS would agree with the conclusions set forth in this discussion. The state and local tax consequences of the Reverse Stock Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all shareholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the reverse stock split. In addition, we do not expect the Reverse Stock Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split, except to the extent of any cash received in lieu of a fractional share of common stock (which fractional share will be treated as received and then exchanged for cash). Each stockholder’s aggregate tax basis in the common stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the stockholder’s aggregate tax basis in the common stock exchanged in the Reverse Stock Split. In addition, each stockholder’s holding period for the common stock it receives in the Reverse Stock Split should include the stockholder’s holding period for the common stock exchanged in the Reverse Stock Split.

In general, a stockholder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the Reverse Stock Split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. The deductibility of any capital loss is subject to limitations. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Stock Split Proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the certificate of amendment to our First Amended and Restated Certificate of Incorporation, even if the authority to effect a Reverse Stock Split has been approved by our stockholders. By voting in favor of a Reverse Stock Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

Required Vote and Voting Recommendation

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s Class A and Class V common stock as of the record date for the Annual Meeting is required for approval of the amendment of the Company’s First Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split.

This proposal is considered a “routine” matter and there will be no broker non-votes with respect to this proposal. With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or the SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

The Board of Directors recommends a vote FOR the approval of the Reverse Stock Split Proposal.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S FIRST AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

General

Our Board is seeking stockholder approval of the Stryve Foods, Inc. 2021 Omnibus Incentive Plan, as amended and restated (the “Incentive Plan”). The Incentive Plan as amended and restated will authorize the Company to issue up to [    ] shares of its Class A common stock, subject to an automatic annual increase in the number of shares authorized equal to the least of (a) [    ]% of the Company’s total shares of Class A common stock outstanding on December 31st of the immediately preceding year, (b) [    ] shares and (c) a number of shares of Class A common stock determined by the Board that is less than (a) or (b).    The Incentive Plan as amended and restated will expire ten years after its most recent approval by stockholders.

If the Incentive Plan as amended and restated is approved by our stockholders, then it will continue to allow for the granting of equity and cash incentive awards to eligible individuals. We believe that the Company must offer a competitive equity incentive program if it is to be successful in attracting and retaining the best possible candidates for positions of substantial responsibility within the Company. The Incentive Plan will also allow the Company to use a broad array of equity incentives and performance cash incentives in order to secure and retain the services of its employees, directors and consultants, and to provide long-term incentives that align the interests of its employees, directors and consultants with the interests of its stockholders. Our Board expects that the Incentive Plan will continue to be an important factor in attracting, retaining and rewarding high caliber employees who are essential to the Company’s success and in providing incentive to these individuals to promote the success of the Company.

In the event that stockholders do not approve this proposal, the Incentive Plan as amended and restated will not become effective and the current 2021 Omnibus Incentive Plan will continue in effect. If the proposal is not approved, our Board may have to consider other compensation alternatives.

Purpose and Effective Date

The two complementary purposes of the Incentive Plan are (1) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants, and (2) to increase stockholder value. Our Board approved the Incentive Plan on April [    ], 2023, contingent on subsequent stockholder approval of the Incentive Plan.

Authorized Shares and Stock Price

Our Amended and Restated Certificate of Incorporation authorizes the issuance of 610,000,000 shares, of which 400,000,000 shares are Class A common stock, 200,000,000 shares of class V common stock, and 10,000,000 shares of preferred stock. There were 26,056,428 shares of Class A common stock issued and outstanding as of April 13, 2023, and the market value of a share of our Class A common stock as of that date was approximately $0.54.

To determine the number of shares of our Class A common stock to be authorized under the Incentive Plan, our Board considered the needs of our Company for shares, based on the current and expected future equity grant mix, and the potential dilution that awarding the requested shares may cause to existing stockholders.

Taking into consideration the factors described above, our Board determined that [    ] shares of Class A common stock should be authorized under the Incentive Plan plus an automatic annual share reserve increase from 2024 to January 1, 2033. We estimate that [    ] shares of Class A common stock will be initially reserved for issuance under the Incentive Plan, which would result in an initial maximum potential dilution to our existing stockholders of approximately [    ]%, based on the 26,056,428 shares of our Class A common stock and 6,145,995 shares of our Class V common stock issued and outstanding as of April 13, 2023, if this proposal is approved. If the automatic annual share reserve increases between 2024 and January 1, 2033 are effectuated there will be additional and proportional dilution to our existing stockholders.

Summary of Incentive Plan

The following is a summary of the principal features of the Incentive Plan. This summary does not purport to be a complete description of all of the provisions of the Incentive Plan and it is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.

Administration

The Incentive Plan will be administered by the Company’s Board or its compensation committee, or any other committee or subcommittee or one or more of its officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator will have the authority to interpret the Incentive Plan and award agreements entered into with respect to the Incentive Plan; to make, change and rescind rules and regulations relating to the Incentive Plan; to make changes to, or reconcile any inconsistency in, the Incentive Plan or any award agreement covering an award; and to take any other actions needed to administer the Incentive Plan.

Eligibility

The Administrator may designate any of the following as a participant under the Incentive Plan: any officer or employee, or individuals engaged to become an officer or employee, of the Company or its affiliates; and consultants of the Company or its affiliates, and its directors, including its non-employee directors.

Types of Awards and Award Limit

The Incentive Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of Class A common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the Incentive Plan. If the Incentive Plan is approved, then the Administrator may grant any type of award to any participant it selects, but only employees of the Company or its subsidiaries may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of the Company or any affiliate, including the plan of an acquired entity). No non-employee director may be granted any award denominated in shares of Class A common stock that exceeds the number of such shares with an aggregate value in excess of $250,000.

Shares Reserved Under the Incentive Plan

Prior to its amendment and restatement, the Incentive Plan authorized the Company to grant awards relating to up to an aggregate of 2,564,960 shares of Class A common stock. As amended and restated, the Incentive Plan will authorize the Company to issue up to [    ] shares of our Class A common stock, subject to an automatic annual increase in the number of shares authorized equal to the least of (a) [    ]% of the Company’s total shares of Class A common stock outstanding on December 31st of the immediately preceding year, (b) [    ] shares of Class A common stock and (c) a number of shares of Class A common stock determined by the Board that is less than (a) or (b). The number of shares reserved for issuance under the Incentive Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the Incentive Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and the Company reacquires them pursuant to its reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the Incentive Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights

The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount, or Class A common stock with a fair market value, equal to the appreciation of the fair market value of a share of Class A common stock during a specified period of time. The Incentive Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of the Company Class A common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The Administrator may grant awards of shares of Class A common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of Class A common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of Class A common stock the value of which is equal to the fair market value of one share of Class A common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of Class A common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of Class A common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Class A common stock, to the extent performance goals are achieved.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Class A common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of Class A common stock (including restricted stock), or in a combination of the two.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the Incentive Plan permits cash incentive awards to be granted under the Incentive Plan, the Company may also make cash incentive awards outside of the Incentive Plan.

Performance Goals

For purposes of the Incentive Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to the Company or any one or more of its subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; fair market value of a share of Class A common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend Equivalent Units

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of Class A common stock, equal to the cash dividends or other distributions that the Company pays with respect to a share of Class A common stock. The Administrator determines all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other Stock-Based Awards

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) the Company is involved in a Business Combination or other transaction in which shares of Class A common stock are changed or exchanged; (b) the Company subdivides or combines shares of Class A common stock or declare a dividend payable in shares of Class A common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) the Company effects a cash dividend that exceeds 10% of the fair market value of a share of Class A common stock or any other dividend or distribution in the form of cash or a repurchase of shares of Class A common stock that the Company’s board of directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Incentive Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the Incentive Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Incentive Plan.

The Administrator may, in connection with any Business Combination, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions deemed appropriate without affecting the number of shares of stock otherwise reserved or available under the Incentive Plan.

Change of Control

Upon a change of control (as defined in the Incentive Plan), the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:

•

Each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

•

If the securities to which the awards relate after the change of control are not listed and traded on a national securities exchange, then (a) each participant must be provided the option to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value of the securities that would have otherwise been issued, and (b) no reduction may be taken to reflect a discount for lack of marketability, minority, or any similar consideration, for purposes of determining the fair value of such securities.

•

If a participant is terminated from employment without cause, or due to death or disability, or the participant resigns employment for good reason (as defined in any award or other agreement between the participant and the Company or an affiliate) within two years following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the purchaser, successor, or surviving entity does not assume the awards or issue replacement awards, then immediately prior to the change of control date, unless the Administrator otherwise determines:

•

Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

•	Unvested restricted stock and RSUs (that are not performance awards) will vest in full.

•

All performance shares, performance units and cash incentive awards for which the performance period has expired will be paid based on actual performance, and all such awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under such awards, valued assuming achievement of target performance goals at the time of the change of control, prorated based on the number of full months elapsed in the performance period.

•	All unvested dividend equivalent units will vest (to the same extent as the award granted in tandem with such units) and be paid.

•	All other unvested awards will vest and any amounts payable will be paid in cash.

Term of Plan

Unless earlier terminated by the Company’s Board, the Incentive Plan will terminate on, and no further awards may be granted, after the 10th anniversary of the date of its most recent stockholder approval.

Termination and Amendment of Plan

The Company’s Board or the Administrator may amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, subject to the following limitations:

•

The board of directors must approve any amendment to the Incentive Plan if it is determined such approval is required by prior action of the board of directors, applicable corporate law, or any other applicable law;

•

Stockholders must approve any amendment to the Incentive Plan, which may include an amendment to materially increase the number of shares reserved under the Incentive Plan, if it is determined that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

•	Stockholders must approve any amendment to the Incentive Plan that would diminish the protections afforded by the participant award limits on repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the Incentive Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of stock issuable under the Incentive Plan.

The Company does not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the Incentive Plan; (b) to the extent it deems the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Class A Common Stock is then traded; (c) to the extent it deems the action is necessary to preserve favorable accounting or tax treatment of any award for the Company; or (d) to the extent it determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and the Company or one of its affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the Incentive Plan, and any shares of stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that the Company adopts, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to the Company.

Repricing and Backdating Prohibited

Except for the adjustments provided for in the Incentive Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain U.S. Federal Income Tax Consequences

The following summarizes certain U.S. federal income tax consequences relating to the Incentive Plan under current tax law.

Stock Options

The grant of a stock option will create no income tax consequences to the Company or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of Class A common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the exercise date. In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Class A common stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the participant fails to hold the shares Class A Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Class A Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right will create no income tax consequences for the participant or the Company. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Class A Common Stock or other property received, except that if the participant receives an option or shares of restricted stock upon exercise of a stock appreciation right, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

Restricted Stock

Generally, a participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described above. A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any subsequent taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will only be entitled to deduct the amount paid, if any, for the stock. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

Performance Shares

The grant of performance shares will create no income tax consequences for the Company or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Performance Units and Restricted Stock Units

The grant of a performance unit or restricted stock unit will create no income tax consequences to the Company or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Incentive Awards and Dividend Equivalent Units

A participant who is paid an incentive award or a dividend equivalent unit will recognize ordinary income equal to the amount of cash paid, and the Company will be entitled to a corresponding deduction in the same amount and at the same time.

Withholding

In the event the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares of Class A common stock acquired under an award, the Company may satisfy such obligation by deducting amounts or by requiring the participant to pay the withholding taxes to the Company as provided, and subject to the limits set forth, in the Incentive Plan.

Additional Taxes Under Section 409A

If an award under the Incentive Plan is considered deferred compensation and such award is neither exempt from nor compliant with the requirements of Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.

No Guarantee of Tax Treatment

Notwithstanding any provision of the Incentive Plan, the Company does not guarantee that (a) any award intended to be exempt from Code Section 409A is so exempt, (b) any award intended to comply with Code Section 409A or Section 422 does so comply, or (c) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction a participant can take for compensation, including compensation arising from awards under the Incentive Plan, paid to covered employees to $1,000,000 per person per year. The covered employees for any fiscal year generally include any employee: (1) who served as our chief executive officer or chief financial officer at any point during the fiscal year; (2) whose compensation was otherwise required to be included in our proxy statement by reason of being among our three highest compensated officers for the fiscal year; or (3) who was a covered employee for any preceding fiscal year beginning after December 31, 2016. The American Rescue Plan Act of 2021 is expected to, for taxable years beginning after December 31, 2026, include as covered employees an additional five employees who are among the most highly compensated.

No Gross-Up for Excise Taxes

The Incentive Plan does not provide a gross-up to participants if excise taxes are imposed on any payments or benefits because of the golden parachute excise tax provisions of Code Section 4999. Instead, the Incentive Plan provides that, except as may be set forth in a written agreement by and between the Company and a participant, any affected participant’s payments or benefits will be either cut back, to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the participant.

New Plan Benefits

If this proposal is approved by our stockholders, then we expect to grant 2023 long-term incentive awards to our executive officers, including our named executive officers. The target value of these awards is shown in the table below.

Name and Position	Dollar Value ($)	Number of Units
Christopher Boever, Chief Executive Officer	[ ]	N/A
R. Alex Hawkins, Chief Financial Officer	[ ]	N/A
Executive group	[ ]	N/A
Non-executive director group	[ ]	N/A
Non-executive officer employee group	[ ]	N/A

Except for the awards disclosed above, we cannot currently determine the awards that may be granted under the Incentive Plan in the future to our executive officers, non-employee directors or other persons. Our Board or our compensation committee will make such determinations from time to time.

If this proposal is not approved by our stockholders, then we will not make these awards under the Incentive Plan, but we will seek to provide appropriate long-term incentive compensation in other ways.

Equity Compensation Plan Information

The following table summarizes the number of stock options issued and shares of restricted stock granted, net of forfeitures and sales, the weighted-average exercise price of such stock options and the number of securities remaining to be issued under all outstanding equity compensation plans as of December 31, 2022:

	Number of securities to be issued upon exercise of outstanding options, and restricted stock units (a) (1)	Weighted average exercise price of outstanding options (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	198,344	$3.23	1,573,054
Equity compensation plans not approved by security holders	—	$—	—

Total	198,344	$3.23	1,573,054

(1)	Excludes 950,000 performance shares.

Our Board of Directors recommends a vote FOR the approval of the Company’s First Amended and Restated Omnibus Incentive Plan.

CORPORATE GOVERNANCE

Board Composition

The Company’s business affairs is managed under the direction of the Board. Subject to the terms of the Charter and Bylaws, the number of directors will be fixed by the Company’s Board. The Company’s Board currently consists of eight members, divided into three classes of staggered three-year terms. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Company’s Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Company’s Board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Board Leadership Structure and Role in Risk Oversight

The Board is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. The Company’s audit committee is also responsible for discussing the Company’s policies with respect to risk assessment and risk management. The Board believes its administration of its risk oversight function has not negatively affected the Company Board’s leadership structure.

Because we have a Chairman of the Board that is not independent, our independent directors have designated Robert Ramsey to serve as the Lead Independent Director to further strengthen our governance structure. The Lead Independent Director is responsible for coordinating the activities of the independent directors, calling for meetings or sessions of the independent directors, presiding at executive sessions and coordinating the agenda for such sessions with at least two such meetings being held annually, facilitating communications and functioning as principal liaison on Board-wide issues between independent directors and the Chairman of the Board, and when necessary, recommending the retention of outside advisors and consultants who report directly to Board.

Number of Meetings of the Board of Directors

The Board held a total of eight meetings during 2022. Directors are expected to attend Board meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each director attended at least 75% of the aggregate number of meetings of the Board and committees on which he or she served that were held during 2022 and while he or she was a member of the Board or such committee, as appropriate. We do not have a formal policy requiring directors to attend annual meetings of stockholders, however we expect our directors will attend.

Director Independence

The Board currently consists of eight members, six of whom qualify as independent within the meaning of the independent director guidelines of the Nasdaq Capital Market (Nasdaq). Ted Casey and Christopher Boever are not considered independent.

The Company’s Class A Common Stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board has undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, Kevin Vivian, Robert Ramsey, Gregory S. Christenson, B. Luke Weil, Mauricio Orellana, and Chris Whitehair are considered “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act.

Board Diversity

While the Board does not have a specific policy regarding diversity among directors, the Board recognizes the benefits of a diverse board and believes that any evaluation of potential director candidates should consider diversity as to gender, racial and ethnic background, age, cultural background, education, viewpoint and personal and professional experiences. The following is our Board Diversity Matrix as of April 26, 2023:

Board Diversity Matrix (as of April 26, 2023)

Total Number of Directors	Eight (8)
	Female	Male
Part I: Gender Identity
Directors	—	8
Part II: Demographic Background
Hispanic or Latinx	—	1
White	—	7
LGBTQ+	—

Stockholder Communications

Stockholders may send communications to our directors as a group or individually, by writing to those individuals or the group: c/o the Secretary, 5801 Tennyson Parkway, Suite 275, Plano TX 75024. The Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or our business to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors

The Company Board has an audit committee, compensation committee and nominating and corporate governance committee. All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations as further described below. The responsibilities of each of the committees of the Company’s Board is described below. Members serve on these committees until their resignation or until as otherwise determined by the Board.

Audit Committee

The Company’s audit committee is responsible for, among other things:

•	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;

•	discussing with the Company’s independent registered public accounting firm their independence from management;

•	reviewing, with the Company’s independent registered public accounting firm, the scope and results of their audit;

•	approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;

•

overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the quarterly and annual financial statements that we with the SEC;

•	overseeing the Company’s financial and accounting controls and compliance with legal and regulatory requirements;

•	reviewing the Company’s policies on risk assessment and risk management;

•	reviewing related person transactions; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Company’s audit committee consists of Mauricio Orellana, Gregory S. Christenson and Robert Ramsey, with Mauricio Orellana serving as chair. The parties have affirmatively determined that each member of the audit committee qualifies as independent under Nasdaq rules applicable to board members generally and under Nasdaq rules and Exchange Act Rule 10A-3 specific to audit committee members. All members of the Company’s audit committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, the parties also believe that Mr. Christenson and Mr. Ramsey each qualify as an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K. The Board has adopted a written charter for the audit committee, which is available on the Company’s corporate website at www.stryve.com. The information on any of the Company’s websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

During the fiscal year ended December 31, 2022, our audit committee met four times.

Compensation Committee

The Company’s compensation committee is responsible for, among other things:

•

reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving the compensation of the Company’s Chief Executive Officer, and the Chief Executive Officer may not be present during voting or deliberations on his or her compensation;

•	overseeing an evaluation of the performance of and reviewing and setting or making recommendations to the Board regarding the compensation of the Company’s other executive officers;

•	reviewing and approving or making recommendations to the Board regarding the Company’s incentive compensation and equity-based plans, policies and programs;

•	reviewing and approving all employment agreement and severance arrangements for the Company’s executive officers;

•	making recommendations to the Board regarding the compensation of the Company’s directors; and

•	retaining and overseeing any compensation consultants.

The Company’s compensation committee consists of Kevin Vivian, Gregory S. Christenson and B. Luke Weil, with Kevin Vivian serving as chair. The parties have affirmatively determined that each member qualifies as independent under Nasdaq rules and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. The Board has adopted a written charter for the compensation committee, which is available on the Company’s corporate website at www.stryve.com. The information on any of the Company’s websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

During the fiscal year ended December 31, 2022, our compensation committee met two times.

Nominating and Corporate Governance Committee

The Company’s nominating and corporate governance committee is responsible for, among other things:

•	identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•	overseeing succession planning for the Company’s Chief Executive Officer and other executive officers;

•	periodically reviewing the Company Board’s leadership structure and recommending any proposed changes to the Board;

•	overseeing an annual evaluation of the effectiveness of the Board and its committees; and

•	developing and recommending to the Board a set of corporate governance guidelines.

The Company’s nominating and corporate governance committee consists of Robert Ramsey and Luke Weil, with Robert Ramsey serving as chair. The parties have affirmatively determined that each member qualifies as independent under Nasdaq rules. The Board has adopted a written charter for the nominating and corporate governance committee, which is available on the Company’s corporate website at www.stryve.com. The information on any of the Company’s websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

During the fiscal year ended December 31, 2022, our nominating and corporate governance committee met one time.

SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our officers, directors and persons who own more than 10% of our Class A common stock to file reports of ownership and changes in ownership with the SEC. These officers, directors and persons who own more than 10% of our Class A common stock are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of copies of Forms 3, 4 or 5 filed by the Company on behalf of its directors and officers or otherwise provided to the Company, the Company believes that its officers, directors and persons who own more than 10% of our Class A common stock complied with all applicable Section 16(a) filing requirements during 2022.

ANTI-HEDGING AND INSIDER TRADING POLICY

Our directors, executive officers and employees are required to comply with the Stryve Foods, Inc. Policy on Insider Trading (our “Insider Trading Policy”) and may not use any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential decrease of any of our securities or enter into any form of hedging or monetization transaction involving any of our securities.

DIRECTOR COMPENSATION FOR 2022

Following the Business Combination, in 2021, the compensation committee of the Board approved the 2021 compensation program for its non-employee directors, consisting of an annual cash retainer of $15,000 payable quarterly and 4,000 restricted shares of Class A Common Stock, subject to vesting requirements. In addition, members of a committee of the Board receive an additional cash retainer of $15,000 payable quarterly and 1,500 restricted shares of Class A Common Stock, subject to vesting requirements. The Chairman of the Board receive an additional cash retainer of $15,000 and 12,500 restricted shares of Class A Common Stock, subject to vesting requirements. All amounts payable are pro-rated for partial periods served.

For 2023, our Compensation Committee expects to keep the 2022 non-employee director compensation program in place.

The following table sets forth non-employee director compensation for the year ended December 31, 2022:

Name	Year	Fees Earned or paid in cash	Stock Awards (1)	All Other Compensation	Total
Ted Casey	2022	$20,497	$165,945	$—	$186,442
Kevin Vivian	2022	$30,746	$17,570	$—	$48,316
B. Luke Weil	2022	$30,746	$17,570	$—	$48,316
Mauricio Orellana	2022	$30,746	$13,805	$—	$44,551
Robert “Bo” D. Ramsey III	2022	$40,994	$21,335	$—	$62,329
Gregory S. Christenson	2022	$30,746	$17,570	$—	$48,316
Chris Whitehair	2022	$452	$—	$—	$452
Charles D. Vogt	2022	$1,024	$17,570	$—	$18,594

(1)	Amount represents the grant date fair value calculated pursuant to ASC Topic 718.

EXECUTIVE OFFICERS

Certain information regarding our executive officers is provided below as of April 26, 2023:

Name	Age	Position
Christopher Boever	55	Chief Executive Officer and Director
R. Alex Hawkins	37	Chief Financial Officer

For information with respect to Mr. Boever, please see the information about the members of our Board on the preceding pages. There are no family relationships among our directors or executive officers.

R. Alex Hawkins. Since the consummation of the Business Combination, R. Alex Hawkins has served as Chief Financial Officer of the Company. Before the Business Combination, Mr. Hawkins served as Stryve’s Chief Operating Officer since October 2019 and for a limited time following the Business Combination and its Interim Chief Financial Officer from October 2020 until February 2021. Prior to such time, Mr. Hawkins served as a Principal at Rosewood Private Investments, the private equity division of Rosewood Corporation, from 2012 through 2019. Mr. Hawkins worked in J.P. Morgan’s Private Bank from 2010 through 2012 and before then worked for APQC from 2008 to 2010. Mr. Hawkins holds a BBA in Finance with a minor in Economics and specialization in International Business from Texas A&M University and is a CFA Charterholder.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for Stryve’s executive officers who are named in the “Summary Compensation Table” below. In fiscal year 2022, Stryve’s “named executive officers” and their positions were as follows:

•	Christopher Boever, Chief Executive Officer;

•	Joe Oblas, Former Chief Executive Officer and Chief Growth Officer; and

•	R. Alex Hawkins, Chief Financial Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers (“NEOs”) for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Christopher Boever Chief Executive Officer	2022	259,359	31,527	595,000	232		886,118
Joe Oblas	2022	203,935	125,000	57,750	252,174	(2)	638,859
Former Chief Executive Officer and Chief Growth Officer	2021	195,228	—	1,146,000	21,261	(2)	1,362,489
R. Alex Hawkins	2022	225,000	112,500	57,750	69,501	(3)	464,751
Chief Financial Officer	2021	205,917	152,000	756,000	6,634	(3)	1,120,551

(1)	Amount represents the grant date fair value calculated pursuant to ASC Topic 718.
(2)

Amount for 2022 includes severance of $83,333 and a cash payment of $153,771 to cover taxes on loan forgiveness. The remaining 2022 amount and 2021 relates to health, dental, vision and life insurance premiums and gym membership reimbursements.

(3)	Amount for 2022 includes a cash payment of $58,631 to cover taxes on loan forgiveness. The remaining 2022 amounts and 2021 relates to health, dental, vision and life insurance premiums.

Narrative Disclosure to Summary Compensation Table

Base Salaries

The named executive officers receive their respective base salaries to compensate them for services rendered to Stryve. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Mr. Boever joined the Company in May 2022, and his salary was determined based on negotiations between Mr. Boever and the Company. Under the terms of Mr. Boever’s employment agreement, he is entitled to receive an annual base salary of at least $425,000. The Company entered into an employment agreement with Mr. Hawkins during March 2021 that became effective immediately following the closing of the Business Combination which sets forth the terms and conditions of his respective service. Under the terms of Mr. Hawkins’s employment agreement, he is entitled to receive an annual base salary of at least $225,000.

For 2023, there were no increases in base salaries for our named executive officers.

Cash Bonus

Under the terms of Mr. Boever’s employment agreement, he is entitled to receive an annual base salary of at least $425,000 and an annual cash performance-based bonus with a target of 100% of base salary based on the achievement of certain performance objectives as determined by the Company’s Board.

Under the terms of Mr. Hawkins’s employment agreement, he is entitled to receive an annual base salary of at least $225,000 and an annual cash performance-based bonus with a target of 100% of base salary based on the achievement of certain performance objectives as determined by the Company’s Board. Up to 25% of the bonus actually earned may be paid in restricted shares of the Company’s Class A Common Stock.

For 2023, target bonuses for all named executive officers remained the same as their 2022 levels.

Equity Compensation

Under the terms of his employment agreement, Mr. Boever was awarded a grant of restricted shares of Class A shares of common stock in the Company from the Incentive Plan (described below) in the amount of 500,000 time vesting restricted shares and 950,000 performance based stock grants. All such awards are subject to time-based vesting subject to the executive’s continued employment on the applicable vesting date, with the awards vesting quarterly over a four-year period. Each executive is also eligible, subject to approval by the Company Board, to receive annual grants of 25,000 restricted shares of Class A Common Stock, subject to vesting over a three-year period.

Under the terms of his employment agreement, Mr. Hawkins was awarded a grant of restricted shares of Class A shares of common stock in the Company from the Incentive Plan (described below) in the amount of 100,000. In addition, Mr. Hawkins was awarded a grant of 50,000 and 25,000 restricted shares of Class A Common Stock from the Incentive Plan in December 2021 and March 2022, respectively. All such awards are subject to time-based vesting subject to the executive’s continued employment on the applicable vesting date, with the awards vesting quarterly over a three-year to four-year period. Mr. Hawkins is also eligible, subject to approval by the Company Board, to receive annual grants of 25,000 restricted shares of Class A Common Stock, subject to vesting over a three-year period.

Notwithstanding any of the foregoing, all the restricted shares shall automatically accelerate upon a change in control of the Company or a sale of all or substantially all of its assets, subject to the executive’s continued employment on the date of the change in control.

Other Elements of Compensation

401(k) Plan

Stryve currently maintains a 401(k) retirement savings plan for its employees, including named executive officers, who satisfy certain eligibility requirements. Named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan which has a discretionary match feature (which Stryve has not yet provided). Stryve believes that providing a vehicle for tax-deferred retirement savings through Stryve’s 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes Stryve’s employees, including named executive officers, in accordance with its compensation policies.

Employee Benefits and Perquisites

Health/Welfare Plans. All of Stryve’s full-time employees, including named executive officers, are eligible to participate in Stryve’s health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

Stryve believes the perquisites described above are necessary and appropriate to provide a competitive compensation package to its named executive officers.

No Tax Gross-Ups

Stryve has no obligations to make gross-up payments to cover named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by it.

Stryve provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness insurance; short-and long-term disability insurance; a health savings account; a wellness incentive; and a tax-qualified Section 401(k) plan with a discretionary match feature (but for which no match has yet been provided). Stryve does not maintain any executive-specific benefit or perquisite programs.

Outstanding Equity Awards at 2022 Year End

The following table sets forth information about outstanding equity awards held on December 31, 2022 by Stryve’s named executive officers:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher Boever	—	—	—	—	500,000	(2)	$364,500	—	—
R. Alex Hawkins	—	—	—	—	125,000	(3)	$91,125	—	—

(1)	Based on a $0.73 closing price of the Class A Common Stock on the Nasdaq Capital Market on December 31, 2022.
(2)	Award of 500,000 shares of restricted Class A Common Stock in May 2022 vesting in equal increments annually over the next four years, subject to continued service.
(3)

Award of (i) 100,000 shares of restricted Class A Common Stock in October 2021 with 6,250 shares vesting immediately for past service and the remainder of the shares vest in equal increments of 6,250 shares on each December 31, March 31, June 30 and September 30 thereafter over the next four years, subject to continued service, (ii) 50,000 shares of restricted Class A Common Stock in December 2021 with the shares vesting in equal increments of 6,250 shares on each December 31, March 31, June 30 and September 30 over the next four years, subject to continued service, and (iii) 25,000 shares of restricted Class A Common Stock in March 2022 vesting in equal increments annually over the next three years, subject to continued service.

Agreements with Stryve’s Named Executive Officers and Potential Payments Upon Termination or Change of Control

As a part of the Business Combination, Stryve entered into new executive employee agreements that became effective upon the Closing of the Business Combination. The material terms of the employment agreements are as follows:

Mr. Boever

Stryve entered into an employment agreement with Mr. Boever in May 2022 which sets forth the terms and conditions of his service as Chief Executive Officer. The employment agreement was effective immediately upon hire and shall be at-will thereafter.

The employment agreement provides for the following: (i) an annual base salary of $425,000; (ii) a one-time performance based restricted stock grant of 950,000 shares of Class A common stock subject to vesting upon reaching certain stock price hurdles ranging from $2.50 to $20.00; (iii) a one-time restricted stock grant of 500,000 shares of Class A common stock subject to time vesting annually over four years; (iv) a target bonus equal to 100% of his base salary; (v) participation in the Company’s employee benefit plans; and (vi) four (4) weeks of vacation. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as described in the employment agreement) or his voluntary resignation for a Good Reason (as described in the employment agreement), he will receive severance compensation payable over a twelve-month period equal to twelve months of base salary and 100% of the target bonus amount. Any severance payments are conditioned on the execution of a general release in favor of the Company. In addition, Mr. Boever agreed to relocate to Dallas, Texas no later than July 5, 2022 and was provided with a relocation bonus of $23,000. Mr. Boever will not receive any additional compensation for his service as a director.

Under the terms of Mr. Boever’s new employment agreement, he is subject to certain restrictive covenants, including an indefinite confidentiality covenant, a one-year non-compete covenant, and a one-year non-solicit of customers, supplier, employees, contractors, officers and directors covenant.

Mr. Hawkins

Stryve entered into a new employment agreement with Mr. Hawkins during March 2021 that became effective immediately following the closing of the Business Combination which sets forth the terms and conditions of his service. The employment agreement has an initial two year term and automatically renews thereafter for successive one year periods unless either party gives written notice to the other at least ninety (90) days prior to the end of the applicable term.

Under the terms of Mr. Hawkins’s new employment agreement, he is entitled to receive an annual base salary of at least $225,000 and an annual cash performance-based bonus with a target of 100% of base salary based on the achievement of certain performance objectives as determined by the Company Board. Up to 25% of the bonus actually earned may be paid in restricted shares of the Company’s Class A Common Stock. Mr. Hawkins is eligible for employee benefits and reimbursement of business expenses.

Pursuant to the terms of the employment agreements for Mr. Hawkins, in the event of a termination of the executive’s employment by the Company without “Cause” (as defined in the agreements), by the executive for “Good Reason,” (as defined in the agreements), or by a non-renewal by the Company, the executive is entitled to receive the following payments and benefits (conditioned upon the executive’s execution of a release in favor of the Company), an amount equal to 12 months of the executive’s base salary, paid out over a 12-month period pursuant to the Company’s normal payroll schedule.

Under the terms of Mr. Hawkins’s new employment agreement, he is subject to certain restrictive covenants, including an indefinite confidentiality covenant, a one-year non-compete covenant, and a one-year non-solicit of customers, supplier, employees, contractors, officers and directors covenant.

Stryve Foods, Inc. 2021 Omnibus Incentive Plan

The Incentive Plan allows the Company to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by its board of directors and/or compensation committee. The Incentive Plan also allows the Company to use a broad array of equity incentives and performance cash incentives in order to secure and retain the services of its employees, directors and consultants, and to provide long-term incentives that align the interests of its employees, directors and consultants with the interests of its stockholders. The Incentive Plan is administered by the compensation committee.

The Company has reserved a total of 2,564,960 shares of Class A Common Stock for issuance pursuant to the Incentive Plan. The number of shares reserved for issuance under the Incentive Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the Incentive Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and the Company reacquires them pursuant to its reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the Incentive Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Compensation Policies and Practices and Risk Management

The compensation committee considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the compensation committee does not see them as encouraging risk taking. We also provide NEOs with equity awards to help further align their interests with our interests and those of our stockholders. The compensation committee believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee’s tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives have significant value tied to our long-term corporate success and performance.

The compensation committee believes that our compensation philosophy and programs will encourage employees to strive to achieve both short-and long-term goals that are important to our success and building stockholder’s value, without promoting unnecessary or excessive risk taking. The compensation committee has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no member of our compensation committee served as one of our employees. No member of our compensation committee entered into a related party transaction with us during fiscal year 2022.

No interlocking relationships exist between our Board or our compensation committee and the board of directors or the compensation committee of any other entity. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our compensation committee.

Compensation Committee Report

Our compensation committee has reviewed and discussed the “Executive Compensation” section contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our Board that the Executive Compensation be included in this proxy statement.

Kevin Vivian (Chair)
Gregory S. Christenson
Luke Weil

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Policy

The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Specifically, pursuant to the Company’s audit committee charter, the audit committee has the responsibility to review related party transactions.

A “related person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or one of the Company’s directors;

•	any person who is known by the Company to be the beneficial owner of more than 5% of the Company’s voting shares;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of the Company’s voting shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of the Company’s voting shares; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

Related Party Transactions

Management Agreement. On June 1, 2018, Stryve entered into a Management Agreement with Meaningful Partners, LLC (“MP”). Jacob Capps, a former director of Stryve and a current director of Seller, is a founding member of MP. The Management Agreement provided for MP to provide Stryve with financial related services for $10,000 per month. Stryve owed MP approximately $225,216 under the Management Agreement as of the closing of the Business Combination, which amount was paid in full after the closing (at which point the Management Agreement automatically terminated).

Sale and Leaseback. On June 4, 2021, Stryve consummated the Sale and Leaseback Transaction for its manufacturing facility in Madill, Oklahoma with an entity controlled by Ted Casey, a director of Stryve. The Sale and Leaseback Transaction was consummated for a total purchase price of $7,500,000, which provided Stryve with net proceeds (after transaction related costs) of approximately $7,343,000. In connection with the consummation of the Sale and Leaseback Transaction, Stryve entered into a Lease Agreement pursuant to which Stryve leased back the facility for an initial term of twelve (12) years, unless earlier terminated or extended in accordance with the terms of the Lease Agreement. Under the Lease Agreement, Stryve’s financial obligations include base rent of approximately $60,000 per month, which rent will increase on an annual basis at two percent (2%) over the initial term and two-and-a-half percent (2.5%) during any extension term. Stryve is also responsible for all monthly expenses related to the leased facility, including insurance premiums, taxes and other expenses, such as utilities. For the years ended December 31, 2022 and 2021, the Company paid $727,171 and $417,983, respectively, in lease payments to Mr. Casey. No amounts were owed to Mr. Casey related to lease payments as of December 31, 2022 and 2021. As a result of the Sale and Leaseback Transaction, Mr. Casey is not considered an independent director.

Employment Arrangements. Stryve has entered into employment agreements with its executive officers. See “Agreements with Stryve’s Named Executive Officers and Potential Payments Upon Termination or Change of Control.”

Other. During the years ended December 31, 2022 and 2021, the Company purchased approximately $143,420 and $258,401, respectively, in goods from an entity controlled by Ted Casey (the “Related Party Manufacturer”). The balance owed to the Related Party Manufacturer at December 31, 2022 and 2021 was $0 and $70,482, respectively.

AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The audit committee also reviewed our consolidated financial statements for fiscal year 2022 with Marcum LLP, our independent auditors for fiscal year 2022, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The audit committee has discussed with Marcum LLP the matters required to be discussed by PCAOB Auditing Standard No. 16.

The audit committee has received the written disclosures and the letter from Marcum LLP mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence and has discussed with Marcum LLP its independence and has considered whether the provision of non-audit services provided by Marcum LLP is compatible with maintaining Marcum LLP’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission. The audit committee has selected Marcum LLP as our independent auditor for 2023.

This report is submitted by the members of the audit committee of the Board:

Mauricio Orellana (Chair)

Gregory S. Christenson

Robert Ramsey

STOCKHOLDER PROPOSALS FOR THE 2024 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must be a stockholder of record entitled to vote at the annual meeting and have given timely notice thereof in writing to our Secretary in the manner described in our bylaws.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2024 must be received by us no later than January 2, 2024. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary at 5801 Tennyson Parkway, Suite 275, Plano, TX 75024. To be timely, a stockholder’s notice shall be delivered to, or made and received by, the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the annual meeting; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

Appendix A

FIRST

CERTIFICATE OF AMENDMENT

TO

FIRST AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

STRYVE FOODS, INC.

Stryve Foods, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation (the “Board”) resolutions were duly adopted authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware amendments (the “Amendment”) to the Corporation’s first amended and restated certificate of incorporation (the “Certificate of Incorporation”) to add a paragraph to Section 4.1 of the Fourth Article of the Corporation’s Certificate of Incorporation as set forth below.

SECOND: Section 4.1 of the Corporation’s Certificate of Incorporation is hereby amended and restated as follows:

“Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of  $0.0001 per share, which the Corporation is authorized to issue is 425,000,000 shares, consisting of  (a) 415,000,000 shares of common stock (the “Common Stock”), including (i) 400,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and (ii) 15,000,000 shares of Class V Common Stock (the “Class V Common Stock”) and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).

Effective at 5:00 p.m. Eastern Time on [    ], 2023, the date of filing with the Secretary of State of the State of Delaware (such time, on such date, the “Effective Time”) of this First Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [    ] shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No fractional share shall be issued in connection with the Reverse Stock Split; all shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Stock Split and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the Reverse Stock Split, such holder shall be entitled to receive a cash amount equal to the value of such fractional share based on the closing price of the Common Stock as of the Effective Time of the Reverse Stock Split.”

THIRD: That pursuant to a resolution of the Board, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

FOURTH: That the aforesaid Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FIFTH: The foregoing amendment shall be effective on [    ] at [    ] ET.

SIXTH: Except as herein amended, the Corporation’s Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this First Certificate of Amendment to be executed by a duly authorized officer on this [ ], 2023.

Stryve Foods, Inc.

By:
Name:
Title:

A-1

Appendix B

STRYVE FOODS, INC.

2021 OMNIBUS INCENTIVE PLAN

As Amended and Restated

1. Purpose and Effective Date.

(a) Purpose. The Stryve Foods, Inc. 2021 Omnibus Incentive Plan, as amended and restated (the “Plan”) has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants, and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) Effective Date. The Plan became effective in 2021 upon the date of its approval by the Board. The Board amended and restated the Plan on April [    ], 2023, contingent on subsequent stockholder approval of the Plan as amended and restated. The Plan will terminate as provided in Section 15.

2. Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a) “Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).

(b) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c) “Applicable Exchange” means the national securities exchange or automated trading system on which the Stock is principally traded at the applicable time.

(d) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, or any other type of award permitted under this Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), as described in Section 10.

(g) “Cause” means, with respect to a Participant, one of the following, which are listed in order of priority:

(i) the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate; or if none then

(ii) the meaning given in the Award agreement; or if none then

(iii) the meaning given in the Company’s employment policies as in effect at the time of the determination (or if the determination of Cause is being made within two years following a Change of Control, the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control); or if none then

(iv) the occurrence of any of the following: (x) the repeated failure or refusal of the Participant to follow the lawful directives of the Company or an Affiliate (except due to sickness, injury or disabilities), (y) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by the Participant, which, in the good faith judgment of the Company, could result in a material injury to the Company or an Affiliate including but not limited to the repeated failure to follow the policies and procedures of the Company, or (z) the commission by the Participant of a felony, or other crime involving moral turpitude, or the commission by the Participant of an act of financial dishonesty against the Company or an Affiliate.

(h) A “Change of Control” shall have the meaning given in an Award agreement, or if none, shall be deemed to exist if:

(i) a Person acquires fifty percent (50%) or more of the combined voting power of the outstanding securities of the Company having a right to vote in elections of directors; or

(ii) Continuing Directors shall for any reason cease to constitute a majority of the Board; or

(iii) the Company disposes of all or substantially all of the business of the Company to a party or parties other than a subsidiary or other affiliate of the Company pursuant to a partial or complete liquidation of the Company, sale of assets (including stock of a subsidiary of the Company) or otherwise; or

(iv) there is consummated a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date pursuant to express authorization by the Board) representing fifty percent (50%) or more of either the then outstanding shares of Stock or the Company or the combined voting power of the Company’s then outstanding voting securities.

For purposes of this Plan, (x) the term “Continuing Director” shall mean a member of the Board who either was a member of the Board on the Effective Date or who subsequently became a Director and whose election, or nomination for election, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office, and (y) the term “Excluded Person” shall mean (A) the Company or its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or its subsidiaries, including, for the avoidance of doubt, one or more employee stock ownership plans, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A, and the Administrator may include such amended definition in the Award agreement issued with respect to such Award.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(j) “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board as may be designated by the Board to possess and exercise the powers and duties of the Administrator hereunder. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

(k) “Company” means Stryve Foods, Inc., a Delaware corporation, or any successor thereto.

(l) “Director” means a member of the Board.

(m) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(n) “Effective Date” means the day the Board adopts the Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(p) “Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Board or the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Board or the Committee and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Board or the Committee does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of an actual sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(q) “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(r) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s) “Participant” means an individual selected by the Administrator to receive an Award.

(t) “Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units with respect to the following measures: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; Fair Market Value; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance Goals may also relate to a Participant’s individual performance.

The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines in good faith is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes in laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its good faith discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(u) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

(v) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(w) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(x) “Plan” means this Stryve Foods, Inc. 2021 Omnibus Incentive Plan as amended and restated, and as it may be further amended or restated from time to time.

(y) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(z) “Restricted Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share.

(aa) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb) “Share” means a share of Stock.

(cc) “Stock” means the Class A common stock of the Company.

(dd) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ee) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of [    ] Shares are reserved for issuance under this Plan (the “Share Reserve”). The Share Reserve will automatically increase on January 1st of each year beginning in 2024 and ending with a final increase on January 1, 2033, by the least of (x) a number of Shares equal to [    ] percent ([    ]%) of the total Shares outstanding on December 31st of the immediately preceding calendar year, (y) [    ] Shares and (z) a number of Shares determined by the Board that is less than (x) or (y). Subject to adjustment as provided in Section 17, the aggregate maximum number of Shares that may be issued pursuant to the exercise of incentive stock options shall be [    ] Shares, plus the amount of any increase in the Share Reserve pursuant to the preceding sentence. Notwithstanding the foregoing, no Non-Employee Director may be granted any Award denominated in Shares that exceeds such number of Shares with an aggregate value in excess of $250,000, as determined based on the Fair Market Value per Share as of the date of the applicable grant. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b) Depletion and Replenishment of Shares Under this Plan.

(i) The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(ii) To the extent (A) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (B) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (C) Shares are forfeited under an Award, (D) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, (E) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (F) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (D), (E) or (F) may not be issued pursuant to incentive stock options.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (i) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (iii) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (iv) by any combination of (i), (ii) and/or (iii). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; provided that no dividends or Dividend Equivalent Units shall be paid on Performance Shares or Performance Units prior to their vesting.

10. Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in connection with another Award shall provide for payment prior to the date such Award vests or is earned, as applicable.

12. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

13. Discretion to Accelerate Vesting. The Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability (as defined by the Administrator), retirement, or termination without Cause, or as provided in Section 17(c) or upon any other event as determined by the Administrator in its sole and absolute discretion.

14. Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan, after the tenth (10th) anniversary of the date of its most recent approval by the Company’s stockholders.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporation law, or (C) any other applicable law;

(ii) stockholders must approve any amendment of this Plan (which may include an amendment to materially increase the number of Shares specified in Section 6(a), except as permitted by Section 17) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) stockholders must approve an amendment that would diminish the protections afforded by Section 15(e).

If the Board or the Administrator takes any action under this Plan that is not, at the time of such action, authorized by this Plan, but that could be authorized by this Plan as amended by the Board or the Administrator, as applicable, the Board or Administrator action will be deemed to constitute an amendment to this Plan to authorize such action to the extent permissible under applicable law and the requirements of any principal securities exchange or market on which the Shares are then traded.

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of a material Company policy, any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i) If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

(ii) If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

(iii) Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17. Adjustment and Change of Control Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the

Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of Awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Effect of Change of Control.

(i) Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction, subject to the following requirements:

(A) Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

(B) If the securities to which the Awards relate after the Change of Control are not listed and traded on a national securities exchange, then (1) the Participant shall be provided the option, upon exercise or settlement of an Award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.

(C) Upon the Participant’s termination of employment (or resignation or removal or other departure from the Board in the case of a Participant who is a Non-Employee Director) within two years following the Change of Control (1) by the successor or surviving corporation without Cause, (2) by reason of death or disability, or (3) by the Participant for “good reason,” as defined in any Award agreement or any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, all of the Participant’s Awards that are in effect as of the date of such termination shall vest in full or be deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination. In the event of any other termination of employment within two years after a Change of Control that is not described herein, the terms of the Award agreement shall apply.

(ii) To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of a Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control, unless the Administrator otherwise determines:

(A) Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is greater than the Change of Control Price shall be automatically cancelled for no consideration;

(B) Restricted Stock and Restricted Stock Units (that are not Performance Awards) that are not then vested shall vest in full;

(C) All Performance Shares, Performance Units, and Cash Incentive Awards for which the performance period has expired shall be paid based on actual performance (and assuming all employment or other requirements had been met in full); and all Performance Shares, Performance Units and Cash Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the number of full months in the performance period that have elapsed as of the date of the Change of Control;

(D) All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and

(E) All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

(d) Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel determines that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

18. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan. Unless otherwise determined by the Administrator or otherwise provided in any Award agreement, all fractional Shares that would otherwise be issuable under the Plan shall be canceled for no consideration.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, to avoid a plan failure described in Code Section 409(a)(1), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(g) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Texas, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(h) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any Award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

[PRELIMINARY PROXY. SUBJECT TO COMPLETION] YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/SNAX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-498-6190 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/SNAX Stryve Foods, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 13, 2023 TIME: Friday, June 9, 2023 10:00 AM, Central Time PLACE: Annual meeting to be held live via the Internet Please visit www.proxydocs.com/SNAX for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints R. Alex Hawkins and Will Pugh (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Class A and Class V common stock of Stryve Foods, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSAL 2, 3, and 4. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Stryve Foods, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1,2,3 AND 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors FOR WITHHOLD 1.01 Mauricio Orellana FOR 1.02 B. Luke Weil FOR 1.03 Gregory S. Christenson FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Marcum LLP as our independent registered certified public accounting firm for fiscal year 2023. FOR AGAINST ABSTAIN 3. Approval of the proposal to authorize the Company’s board of directors, in its discretion but in no event later than July 31, 2023 (in advance of the expiration of the second 180 calendar day period the Company has been afforded by The Nasdaq Stock Market LLC to regain compliance with the $1.00 minimum bid price continued listing requirement), to amend the Company’s First Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A and Class V common stock, at a ratio in the range of 1-for-50, such ratio to be determined by the board of directors and included in a public announcement (the “Reverse Stock Split Proposal”). 4. Approval of the Company’s First Amended and Restated Omnibus Incentive Plan, or Incentive Plan, which, if approved, amends and restates the Company’s 2021 Omnibus Incentive Plan to increase the number of shares for issuance by [             ] million. FOR FOR FORYou must register to attend the meeting online and/or participate at www.proxydocs.com/SNAX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date